SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 31, 2001



                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



           Delaware                   0-26012                    35-1948594
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        (State or other      (Commission File Number)           (IRS Employer
        jurisdiction of                                        Identification
        incorporation)                                             Number)



648 North Jefferson Street, Huntington, Indiana                     46750
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (260) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

Northeast Indiana Bancorp, Inc. issued a press release dated January 23, 2002, attached hereto as Exhibit 28.1 announcing Fourth Quarter 2001 earnings.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------
         (c)   Exhibits

                  Exhibit 28.1 Press Release dated January 23, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      NORTHEAST INDIANA BANCORP, INC.



Date: January 23, 2002            By: /s/ Stephen E. Zahn
      ----------------                -------------------------------------
                                      Stephen E. Zahn
                                      President and Chief Executive Officer